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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 19, 2006

                                 SOUTHWEST WATER
                                     COMPANY
             (Exact Name of Registrant as Specified in its Charter)

           DELAWARE                   0-8176               95-1840947
(State or Other Jurisdiction of    (Commission            (IRS Employer
Incorporation or Organization)     File Number)       Identification Number)

                              ONE WILSHIRE BUILDING
                       624 SOUTH GRAND AVENUE, SUITE 2900
                       LOS ANGELES, CALIFORNIA 90017-3782
          (Address of Principal Executive Offices, including zip code)

                                 (213) 929-1800
              (Registrant's telephone number, including area code)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))



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ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

(i) Change of Control Severance Agreement. Effective May 15, 2006, Southwest Water Company, a Delaware Corporation (the "Company") entered into a
     Change of Control Severance Agreement (the "Severance Agreement") with Mark
     A. Swatek, Chairman of the Board and Chief Executive Officer. The Severance Agreement provides that the executive will, upon a change of control as defined in the Severance Agreement, be entitled for a period of two (2) years thereafter to a severance payment if executive's employment is terminated by the Company for other than good cause. The severance payment will consist of 2.99 times the sum of the executive's most recent base salary plus the average bonus for the prior three full years. The severance benefits also include acceleration of vesting of previously granted stock options held as of the date of the change of control. Total benefits may not exceed the limits imposed by Section 280G of the Internal Revenue Code. A copy of the Severance Agreement is attached to this Report as Exhibit 10.1.

(ii) Adoption of Equity Incentive Plan. On May 16, 2006, the stockholders of the Company approved the "Southwest Water Company 2006 Equity Incentive Plan" (the "Plan"). The Plan is described in and attached as Appendix B to the Company's 2006 Proxy Statement on Form DEF 14A, filed with the Securities and Exchange Commission (the "Commission") on April 11, 2006.


ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

(i)   The Company's Board of Directors elected its Chief Executive Officer, Mark
      A. Swatek, a director and Chairman of the Board on May 16, 2006. There is no arrangement or understanding between Mr. Swatek and any other person pursuant to which Mr. Swatek was selected as a director.

(ii) On May 16, 2006, the Company elected Mr. Anton G. Garnier Executive Vice Chair of the Board. Mr. Garnier was Chairman of the Board until May 16, 2006, and Chief Executive Officer of the Company until May 15, 2006. Mr. Mark A. Swatek became a director and Chairman of the Board on May 16, 2006, and Chief Executive Officer of the Company on May 15, 2006, as described above in this Item 5.02 and as described in the Company's current report on Form 8-K filed with the Commission on April 18, 2006.

(iii) Mr. Peter J. Moerbeek resigned as a director of Southwest Water Company on May 16, 2006, and announced his intention to resign as President and Chief Operating Officer effective June 13, 2006, or such earlier date as the Company and Mr. Moerbeek may agree.


ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

     On May 16, 2006, the Company adopted Amendment No. 3 to its Amended and Restated Bylaws, adding the position of Executive Vice Chair as an officer of the Company. A copy of Amendment No. 3 is attached to this report as
     Exhibit 3.2.


ITEM 8.01  OTHER EVENTS

     On May 19, 2006, the Company announced the events described under Item 5.02 of this report. A copy of the Press Release is attached to this report as
     Exhibit 99.1.


ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

     (c)     Exhibits

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     3.2  Amendment No. 3 to the Company's Amended and Restated Bylaws.

     10.1 Change of Control Agreement dated as of May 15, 2006, between Southwest Water Company, a Delaware corporation, (the "Company") and Mark A. Swatek, the Company's Chairman of the Board and Chief Executive Officer.

     10.2 Southwest Water Company 2006 Equity Incentive Plan (Incorporated by reference to Appendix B to the Company's 2006 Proxy Statement filed on Form DEF 14A with the Securities and Exchange Commission on April 11,
          2006).

     99.1 Press Release dated May 19, 2006.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         SOUTHWEST WATER COMPANY


                                         By: /s/ Shelley A. Farnham
                                             -----------------------------------
                                             Shelley A. Farnham
                                             Vice President of Human Resources
                                             and Corporate Secretary

Dated: May 19, 2006

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